UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	[x]
Filed by a party other than the Registrant	[ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

THE TAIWAN FUND, INC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THE TAIWAN FUND, INC.

225 Franklin Street, Boston, Massachusetts 02110
For questions about the Proxy Statement, please call (800) 636-9242

December 15, 2003

Dear Stockholder:

      Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held on Monday, January 26, 2004.

      The only matter on which you, as a stockholder of the Fund, are being asked to vote is the election of the Fund’s Directors. The Board of Directors recommends that you vote in favor of the re-election of the Fund’s existing directors.

      YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL, CAST YOUR VOTE ON THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS WHICH WOULD INCREASE COSTS PAID BY ALL STOCKHOLDERS.

      Thank you very much for your assistance.

Sincerely,

BENNY T. HU
President

THE TAIWAN FUND, INC.
Notice of Annual Meeting of Stockholders
PROXY STATEMENT
ELECTION OF DIRECTORS
APPENDIX A
PROXY CARD

THE TAIWAN FUND, INC.

Notice of Annual Meeting of Stockholders
January 26, 2004

To the Stockholders of THE TAIWAN FUND, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the “Fund”) will be held at the offices of Clifford Chance US LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Monday, January 26, 2004 at 2:00 P.M., New York time, for the following purposes:

(1)	To elect ten directors to serve for the ensuing year.

(2)	To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on December 10, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

      You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

By order of the Board of Directors

CAROL WANG
Secretary

December 15, 2003

PROXY STATEMENT

THE TAIWAN FUND, INC.

INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE TAIWAN FUND, INC. (the “Fund”) for use at the Annual Meeting of Stockholders, to be held at the offices of Clifford Chance US LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Monday, January 26, 2004 at 2:00 P.M., New York time, and at any adjournments thereof. The Fund’s investment adviser is HSBC Asset Management (Taiwan) Limited (the “Adviser”), 99 Tun Hwa South Road, Section 2, Taipei, Taiwan, ROC.

      The approximate date on which this Proxy Statement and the form of proxy will be mailed to stockholders is December 15, 2003. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund c/o the Fund’s administrator, State Street Bank and Trust Company, at the Fund’s address at 225 Franklin Street, Boston, Massachusetts 02110) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting for purposes of determining the presence of a quorum.

      The Board of Directors has fixed the close of business on December 10, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 16,365,572 shares of common stock.

      Management of the Fund knows of no business other than that mentioned in Proposal (1) of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

      The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended August 31, 2003 to any stockholder requesting such report. Requests for the annual report should be made by writing to The Taiwan Fund, Inc., 225 Franklin Street, Boston, Massachusetts 02110, attention: Ann Casey, or by calling (800) 636-9242.

ELECTION OF DIRECTORS

      Persons named in the accompanying form of proxy intend in the absence of contrary instruction to vote all proxies for the election of the ten nominees listed below as directors of the Fund to serve until the next Annual Meeting of Stockholders (expected to be held in January 2005), or until their successors are elected and qualified. If any such nominee should be unable to serve due to an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors, to replace any such nominee.

Information Concerning Directors, Nominees and Officers

      The following table sets forth certain information concerning each of the directors, nominees as a director and officers of the Fund. Each of the nominees is now a director of the Fund.

	Position(s)			Other Directorships in
Name, Address,	Held with	Director		Publicly-Held
and Age	Fund	Since	Principal Occupation(s) During Past Five Years	Companies or Funds

Shao-Yu Wang (80)† Apt. 5H No. 56 Tun Hwa South Road, Section 2 Taipei, Taiwan, ROC	Chairman of the Board and Director	1986	Chairman of the Board of Trustees, Soochow University (1987- present); Chairman of the Board of Trustees, Min Chuan University, (1986-present); Chairman of the Board of Trustees, Fu-Dan High School (1986-present); Chairman, Evernew Biotech, Inc. (1985-present); Director, TSR Corp. (1985-present).	—

David Dean (78)† 8361 B. Greensboro Drive McLean, Virginia 22102	Director	1991	Senior Advisor of the Chiang-Ching-Kuo Foundation (1990- present).	—

Lawrence J. Lau (58)† Stanford University Landau Economics Building, Room 340 579 Serra Mall Stanford, CA 94305-6072	Director	1998	Kwoh-Ting Li Professor of Economic Development, Stanford University (1992-present); Director, Stanford Institute for Economic Policy Research at Stanford University (1997-1999).	Director, Media Partners International Holdings, Inc. (2001-present).

	Position(s)			Other Directorships in
Name, Address,	Held with	Director		Publicly-Held
and Age	Fund	Since	Principal Occupation(s) During Past Five Years	Companies or Funds

Joe O. Rogers (55)† 2477 Foxwood Drive Chapel Hill, NC 27514	Director	1986	Manager, The J-Squared Team LLC (2003-present); The Rogers Team LLC, Organizing Member (July 2001-present); Executive Vice President, Business Development, Planet Portal Inc. (September 1999-May 2001); President, Rogers International, Inc. (September 1986-September 1999); Vice President, Business Development, Thomson Consulting (1998-1999).	Director, The China Fund, Inc. (1992- present).
Jack C. Tang (76)† Tristate Holdings Ltd. 66-72 Lei Muk Road Kwai Chung New Territories Hong Kong	Director	1989	Chairman Emeritus (June 2002-present), Honorary Chairman (April 2001-June 2002), Co-Chairman (April 1999-April 2001), Chairman & CEO (June 1998-April 1999), Chairman Emeritus (January 1997-June 1998), Tristate Holdings Ltd.	—

Lawrence F. Weber (70)† 156 Ide Rd. Williamstown, MA 01267	Director	1995	Independent Consultant (1993-present).	—

**M. Christopher Canavan, Jr. (64)† 73 Brook Street Wellesley, MA 02482	Director	2003	Independent Consultant (2000-present); Partner, PricewaterhouseCoopers LLP (Coopers & Lybrand) (1972-1999).	Director and Chairman of the Audit Committee, Bruker Biosciences, Inc. (2000-present).

**Anthony Kai Yiu Lo (55)† 1201 Sun Hung Kai Centre 30 Harbor Road Wanchai, Hong Kong	Director	2003	Founder and Managing Director, Advantage Ltd. (1999-present); Vice Chairman, ABN Amro HG Asia Ltd. (1998-1999).	Member of Listing Committee, Stock Exchange of Hong Kong Ltd. (1996-present).

	Position(s)			Other Directorships in
Name, Address,	Held with	Director		Publicly-Held
and Age	Fund	Since	Principal Occupation(s) During Past Five Years	Companies or Funds

Directors Considered Interested Persons

*Benny T. Hu (55)† 29 F, 97 Tun Hwa South Road, Section 2 Taipei, Taiwan, ROC	President and Director	1993	Chairman, China Development Industrial Bank (June 2003- present); Chairman, China Development Asset Management Corp. (June 2001-present); Ambassador-at-Large, Republic of China (May 2001-present).	Director, Winbond Electronics Corp. (2002- present); Director, Yangming Marine Transport Corp. (2001-present); Director, China Development Financial Holding Corp. (June 2001-present).
*Gloria Wang (49)† 99 Tun Hwa South Road Section 2 Taipei, Taiwan, ROC	Director	1998	President, HSBC Asset Management (Taiwan) Limited (February 2002-present); Vice President, HSBC Asset Management (Taiwan) Limited (1996-February 2002); Secretary and Treasurer of the Fund (1994-October 1998).	—

Carol Wang (37) 99 Tun Hwa South Road Section 2 Taipei, Taiwan, ROC	Secretary and Treasurer	—	Manager of Legal Department, HSBC Asset Management (Taiwan) Limited (April 1994-June 2002); Manager of General Office Administration, HSBC Asset Management (Taiwan) Limited (June 2002-present).	—

†	Nominee for Director.

*	Director or nominee is considered to be an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of the Fund’s Adviser. Ms. Wang is deemed to be an interested person because of her affiliation with the Fund’s Adviser. Mr. Hu is considered to be an interested person because he is the President of the Fund.

**	Messrs. Canavan and Lo were elected as directors by the Board of Directors on August 15, 2003, to fill two vacancies created by the expansion of the Board to 10 members, and are standing for election by the stockholders at this meeting.

     The Fund’s Board of Directors has an Executive Committee which may exercise the powers of the Board to conduct the current and ordinary business of the Fund while the Board is not in session. The current members of the Executive Committee are Messrs. Rogers and Wang.

      The Fund’s Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is composed of directors who are independent and not interested persons of the Fund and its actions are governed by the Fund’s Audit Committee Charter, attached hereto as Appendix A. The current members of the Audit Committee are Messrs. Dean, Rogers, Tang, Wang, Weber, Canavan and Lo. The Audit Committee convened four times during the fiscal year ended August 31, 2003.

      The Fund’s Board of Directors has a Nominating Committee which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. The Nominating Committee does not consider nominees recommended by the security holders. The Fund’s Nominating Committee is composed of directors who are not interested persons of the Fund and its actions are governed by the Fund’s Nominating Committee Charter. The current members of the Nominating Committee are Messrs. Dean, Tang and Weber. The Nominating Committee convened three times during the fiscal year ended August 31, 2003.

      The Board of Directors of the Fund held two regular meetings and two special meetings during the fiscal year ended August 31, 2003.

Ownership of Securities

      The following table sets forth information regarding the ownership by directors and nominees of securities in the Fund.

Aggregate Dollar Range
of Equity Securities in
All Funds Overseen or
to be Overseen by
Director or Nominee in
Name of Director	Dollar Range of Equity	Family of Investment
or Nominee	Securities in the Fund	Companies

Shao-Yu Wang	None	—
Benny T. Hu	None	—
David Dean	$1-10,000	$1-10,000
Lawrence J. Lau	None	—
Joe O. Rogers	$10,001-$50,000	$10,001-$50,000
Jack C. Tang	None	—
Lawrence Weber	None	—
M. Christopher Canavan, Jr.	None	—
Anthony Kai Yiu Lo	None	—
Gloria Wang	None	—

      No director or nominee for election as director who is an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Transactions with and Remuneration of Officers and Directors

      The aggregate remuneration, including expenses relating to attendance at board meetings reimbursed by the Fund, paid in cash to directors not affiliated with the Adviser was $175,441 during the fiscal year ended August 31, 2003. The Fund currently pays each director that is not affiliated with the Adviser an annual fee of $10,000 plus $2,000 for each directors’ meeting and committee meeting attended in person, and $1,000 for each meeting attended by telephone.

      The Adviser pays the compensation and certain expenses of Ms. Gloria Wang, a director of the Fund, and of Ms. Carol Wang, an employee of the Adviser who serves as Secretary and Treasurer of the Fund. Ms. Wang and Ms. Wang may participate in the advisory fees paid by the Fund to the Adviser, although the Fund makes no direct payments to either of them.

      Mr. Lawrence J. Lau serves as a consultant to the Adviser and receives a monthly fee of approximately $2,500 for his consulting services. Mr. Lau’s status as a consultant to the Adviser does not render him an “interested person” of the Fund or the Adviser under the 1940 Act.

      The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended August 31, 2003, as well as the total compensation earned by each director from the Fund and other funds advised by the Adviser or its affiliates (collectively, the “Fund Complex”).

		Pension or
		Retirement		Total Compensation
	Aggregate	Benefits Accrued	Estimated Annual	From Fund and
	Compensation	As Part of Fund	Benefits Upon	Fund Complex
Name of Person, Position	From Fund(1)	Expenses	Retirement	Paid to Directors(2)

Shao-Yu Wang	$18,000	—	—	$18,000
Benny T. Hu	$14,000	—	—	$14,000
David Dean	$21,000	—	—	$21,000
Lawrence J. Lau	$16,000	—	—	$16,000
Joe O. Rogers	$21,000	—	—	$21,000
Jack C. Tang	$19,000	—	—	$19,000
Lawrence Weber	$21,000	—	—	$21,000
M. Christopher Canavan, Jr.	—	—	—	—
Anthony Kai Yiu Lo	—	—	—	—
Gloria Wang*	—	—	—	—

(1)	Includes all compensation paid to directors by the Fund. The Fund’s directors do not receive any pension or retirement benefits as compensation for their service as directors of the Fund.

(2)	There are currently 13 funds in the Fund Complex.

*	Ms. Wang, who is affiliated with the Adviser, does not receive any compensation from the Fund for her service as director.

Required Vote

      The election of each director will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote for the election of the directors. For this purpose, votes that are withheld and broker non-votes will have no effect on the outcome of the elections.

      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE TEN NOMINEES FOR DIRECTORS.

Audit Committee Report

      The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended August 31, 2003 with the Adviser and KPMG LLP, the Fund’s independent accountants (“KPMG”), and has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has received written disclosures from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended August 31, 2003 be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission. The current members of the Audit Committee are Messrs. Dean, Rogers, Tang, Wang, Weber, Canavan and Lo.

      The Fund’s Board of Directors has adopted a written Charter for the Audit Committee a copy of which is attached to this Proxy Statement as Appendix A.

      The members of the Audit Committee are independent (as independence is defined in the New York Stock Exchange listing standards).

Independent Accountants

      KPMG serves as the Fund’s independent accountants, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. KPMG also performs other professional audit and certain allowable non-audit services, including tax services, when the Fund engages it to do so. Representatives of KPMG are expected to be present at the Meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to appropriate questions at the Meeting.

      Audit Fees. The aggregate fees billed by KPMG in connection with the annual audits of the Fund for the fiscal years ended August 31, 2002 and 2003, including reviews of and procedures performed in connection with the semi-annual reports for those fiscal years, were $47,500 and $50,000, respectively.

      Audit-Related Fees. There were no fees billed by KPMG for assurance-related services related to the performance of the audit or review of the Fund’s financial statements for the last two fiscal years.

      Tax Fees. The aggregate fees billed by KPMG for professional services rendered by KPMG for tax compliance, tax advice and tax planning (consisting of a review of the Fund’s income tax returns and tax distribution requirements) for the fiscal years ended August 31, 2002 and 2003 were $9,000 and $9,500, respectively.

      Other Fees. There were no other fees billed by KPMG for services rendered to the Fund for the fiscal years ended August 31, 2002 and 2003.

      Audit Committee Pre-approval. The Audit Committee’s policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent accountants. All of the audit and the tax services described above for which KPMG billed the Fund fees for the fiscal years ended August 31, 2002 and 2003 were pre-approved by the Audit Committee.

      KPMG did not bill any non-audit fees for services rendered to the Fund’s Adviser, or any entity controlling, controlled by, or under the common control with the Adviser that provides ongoing services to the Fund, for the fiscal years ended August 31, 2002 and 2003.

Security Ownership of Certain Beneficial Owners

      Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund’s outstanding shares as of December 10, 2003. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

	Name and Address	Amount and Nature of	Percent
Title or Class	of Beneficial Owner	Beneficial Ownership	of Class*

Common Stock	City of London Investment Management 10 Eastcheap London EN EC3M 1LX, England	Has sole power to vote and dispose of 1,156,500 shares.	7.07%

*	Percentages are based on the number of outstanding shares of the Fund as of December 10, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires that the Fund’s executive officers and directors, and beneficial owners of more than 10% of any class of equity security registered pursuant to the Exchange Act, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Company, the Company believes that during the past fiscal year all of its officers, directors and greater than 10% beneficial holders complied with all applicable filing requirements except for Anthony Lo whose initial Form 3 filing was made one day late due to communication difficulties.

Miscellaneous

      Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of the Adviser. The Fund has retained Georgeson Shareholder Communications Inc. to assist in the proxy solicitation. The cost of their services is estimated at $5,000, plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers or Georgeson Shareholder Communications Inc. in person, by telephone, by facsimile, or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

      No business other than as set forth herein is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

Stockholder Proposals

      In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2005 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The Taiwan Fund Inc., 225 Franklin Street, Boston, Massachusetts 02110) not later than August 17, 2004. Any stockholder who desires to bring a proposal at the Fund’s 2004 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The Taiwan Fund, Inc., 225 Franklin Street, Boston, Massachusetts 02110), not before October 28, 2004 and not later than November 27, 2004.

By order of the Board of Directors,

CAROL WANG
Secretary

225 Franklin Street
Boston, Massachusetts 02110

December 15, 2003

APPENDIX A

THE TAIWAN FUND, INC.

(THE “FUND”)

AMENDED AUDIT COMMITTEE CHARTER

I.     Composition of the Audit Committee

      The Audit Committee shall be composed of at least three Directors:

(a) each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, or an “affiliated person” of the Fund, as described in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

(b) each of whom shall not accept any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors or any committee thereof) or have any other relationship to the Fund that may interfere with the exercise of such person’s independence from the Fund and Fund management;

(c) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

(d) each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e) at least one of whom shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

      The Audit Committee shall determine whether at least one member of the Audit Committee is a “financial expert” as defined in rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act of 2002 and shall consider whether any member thereof serves on the audit committee of any other public companies.

II.     Purposes of the Audit Committee

      The Audit Committee, in its capacity as a committee of the Board of Directors, is directly responsible for the appointment, compensation, retention and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit Committee should report regularly to the Board of Directors with respect to the matters described in Section III of this Audit Committee Charter. The Fund’s independent accountants are required to report directly to the Audit Committee.

III.     Responsibilities and Duties of the Audit Committee

      The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

      To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a) upon submission of an application form by the Fund’s independent accountants to the Public Company Accounting Oversight Board, to request information which would be material to the Audit Committee regarding: (i) such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board’s inspection of the Fund’s independent accountants;

(b) to preapprove all auditing services to be provided to the Fund by the Fund’s independent accountants*;

(c) to pre-approve all non-auditing services, including tax services, to be provided to the Fund by the Fund’s independent accountants; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act**;

(d) to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund’s other service providers, and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors take appropriate action in response

*	The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals; provided, however, that the Audit Committee shall not delegate preapproval of the audit required by the 1934 Act. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

**	The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(e) to receive and consider specific representations from the Fund’s independent accountants with respect to the independence of such accountants, audit partner rotation, and conflicts of interest described in Section 10A(l) of the 1934 Act, and to consider whether the provision of any non-audit services to the Fund by the Fund’s independent accountants as described in Section III(c) of this Audit Committee Charter is compatible with maintaining the independence of those accountants;

(f) to review arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(g) to review and discuss the Fund’s audited financial statements with Fund management;

(h) to discuss with the independent accountants those matters required by Statement of Accounting Standards Nos. 61 and 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(i) to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC Rules to be included in the Fund’s annual proxy statement;

(j) to review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

(k) to establish and administer policies and procedures relating to: (i) the hiring of employees or former employees of the Fund’s independent accountants; and (ii) the resolution of any disagreements between Fund management and the Fund’s independent accountants regarding accounting and/or financial reporting policies and procedures;

(l) to consider with the Fund’s independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

(m) to receive and consider reports from the Fund’s independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences;

(n) to receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and have identified for the Fund’s independent accountants any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

(o) to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters;

(p) to discuss with Fund management and the Fund’s independent auditors policies with respect to risk assessment and risk management and the quality and adequacy of the Fund’s internal controls and processes that could materially affect the Fund’s financial statements and financial reporting;

(q) to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed;

(r) to at least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review (if any peer review is conducted), of the firm, or by inquiry or investigation by governmental or professional authorities, within the preceding 5 years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issue; and (to assess the auditor’s independence) all relationships between the independent auditor and the Fund;

(s) to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors; and

(t) to perform such other functions consistent with this Audit Committee Charter, the Fund’s Certificate of Incorporation, the Fund’s By-laws, and applicable law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

      In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).

      Fund management is responsible for maintaining appropriate systems for accounting. The Fund’s independent accountants are responsible for conducting a proper audit of the Fund’s financial statements and are ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject, if applicable, to shareholder approval) and evaluate the Fund’s independent accountants, to determine the compensation of the Fund’s independent accountants and, where appropriate, to replace the Fund’s independent accountants.

IV.     Meetings

      The Audit Committee shall meet regularly with the Fund’s independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such limes as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.	Assistance from Fund Management; Authority to Engage Advisers; Funding

      The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors, for payment of compensation to: (i) the Fund’s independent accountants and (ii) any advisers employed by the Audit Committee under this Section V.

PROXY	PROXY

THE TAIWAN FUND, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS — JANUARY 26, 2004

     The undersigned hereby appoints Lawrence F. Weber, Carol Wang and Laurence E. Cranch, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of The Taiwan Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held at the offices of Clifford Chance US LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Monday, January 26, 2004 at 2:00 P.M., New York time, and at any adjournments thereof. The undersigned hereby revokes all proxies with respect to such shares heretofore given. The undersigned acknowledges receipt of the Proxy Statement dated December 15, 2003.

     UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED’S VOTE WILL BE CAST FOR ITEM (1).

PLEASE VOTE, DATE AND SIGN ON REVERSE
AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

FRONT OF PROXY CARD

☑	PLEASE MARK VOTES AS IN THIS EXAMPLE

1. The election of directors.

For All Nominees	☐	Withheld From All Nominees	☐	For All Nominees Except as Noted Above	☐

Nominees:	Shao-Yu Wang, Benny T. Hu, David Dean, Lawrence J. Lau, Joe O. Rogers, Jack C. Tang, Gloria Wang, Lawrence F. Weber, M. Christopher Canavan, Jr. and Anthony Kai Yiu Lo

2. In their discretion on any other business which may properly come before the meeting or at any adjournments thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card.	☐

Please be sure to sign and date this Proxy.

	Date:	Date:

Signature:		Signature:

BACK OF CARD